Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant  [x]
Filed by a party other than the registrant  [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[x]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      SOUTHERN MISSOURI BANCORP, INC.
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             (Name of Registrant as Specified in Its Charter)

                      SOUTHERN MISSOURI BANCORP, INC.
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                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A
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(2)  Aggregate number of securities to which transactions applies:
                              N/A
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
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(4)  Proposed maximum aggregate value of transaction:
                              N/A
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A
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(2)  Form, schedule or registration statement no.:
                             N/A
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(3)  Filing party:
                             N/A
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(4)  Date filed:
                             N/A
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

                            September 22, 1998



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Southern Missouri Bancorp, Inc. The meeting will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine, Poplar Bluff, Missouri, on Monday, October 19, 1998, at 9:00 a.m., Central Time.

     The attached Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation, including its principal subsidiary, Southern Missouri Bank and Trust Co. Directors and officers of the Corporation, as well as a representative of Kraft, Miles & Tatum, LLC the Corporation's independent auditors, will be present to respond to any appropriate questions stockholders may have.

     To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                              Sincerely,


                              /s/Donald R. Crandell
                              Donald R. Crandell
                              President and Chief Executive Officer

                      SOUTHERN MISSOURI BANCORP, INC.
                              531 VINE STREET
                       POPLAR BLUFF, MISSOURI  63901
                              (573) 785-1421
------------------------------------------------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON OCTOBER 22, 1998
------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of Southern Missouri Bancorp, Inc. ("Corporation") will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 19, 1998, at 9:00 a.m., Central Time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.  The election of two directors of the Corporation;

          2. The approval of a proposal to change the Corporation's state of incorporation from Delaware to Missouri through a merger of the Corporation with a newly formed, wholly owned Missouri subsidiary;

          3. The ratification of an amendment to the Corporation's corporate charter to increase the number of authorized shares of common stock; and

          4. Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on September 15, 1998 as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/SAMUEL H. SMITH
                              SAMUEL H. SMITH
                              SECRETARY
Poplar Bluff, Missouri
September 22, 1998
------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               PROXY STATEMENT
                                     OF
                      SOUTHERN MISSOURI BANCORP, INC.
                              531 VINE STREET
                       POPLAR BLUFF, MISSOURI  63901
                              (573) 785-1421
------------------------------------------------------------------------------
                      ANNUAL MEETING OF STOCKHOLDERS
                            OCTOBER 19, 1998
------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southern Missouri Bancorp, Inc. ("Corporation") to be used at the Annual Meeting of Stockholders of the Corporation ("Meeting"). The Meeting will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 19, 1998, at 9:00 a.m., Central Time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about September 22, 1998. The Corporation is the holding company for Southern Missouri Bank and Trust Co. ("Southern Missouri" or the "Bank"), formerly known as Southern Missouri Savings Bank, FSB.

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                       VOTING AND PROXY INFORMATION
------------------------------------------------------------------------------

     Shareholders Entitled to Vote. Stockholders of record as of the close of business on September 15, 1998 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. At the close of the Voting Record Date, the Corporation had 1,411,980 shares of Common Stock issued and outstanding.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

     Voting. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, properly signed and dated proxies will be voted FOR the nominees for directors set forth below, FOR the approval of the change in the Corporation's state of incorporation from Delaware to Missouri and FOR the approval of an amendment to the Corporation's corporate charter to increase the number of authorized shares of common stock. If a stockholder of record attends the Meeting, he or she may vote by ballot.

     If a stockholder is a participant in the Southern Missouri Bank and Trust Co. Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received from participants, will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     The directors to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Pursuant to the Corporation's Certificate of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of the votes cast. Approval of the change in the Corporation's state of incorporation from Delaware to Missouri requires the affirmative vote of a majority of the outstanding shares of the Common Stock entitled to vote at the Meeting. Abstentions and broker non-votes on the proposal will have the same effect as a vote against the proposal to amend the Corporation's corporate charter. Approval of the amendment to the Corporation's corporate charter to increase the number of authorized shares of Common Stock will require the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting. Abstentions and broker non-votes on the proposal will have the same effect as a vote against the proposal to amend the corporate charter.

     If a stockholder does not return a properly signed and dated proxy card or does not attend the Meeting and vote in person, his or her shares will not be voted.

     Revocation of a Proxy. Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later dated signed proxy prior to a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

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       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Corporation, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, at the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to the shares of Common Stock beneficially owned by each director, by the "named executive officers" and all directors and executive officers of the Corporation as a group.

                                     Number of Shares       Percent of Common
Name                                Beneficially Owned (1)  Stock Outstanding
----                                ----------------------  ------------------

Beneficial Owners of More Than 5%

Southern Missouri Bank and Trust Co.
Employee Stock Ownership Plan Trust         131,065             9.28%

Donald R. Crandell(2)(3)                     87,549             6.09

Directors

Samuel H. Smith                              44,277             3.11
Leonard W. Ehlers                            44,277             3.11
Thadis R. Seifert                            58,554             4.15
James W. Tatum                               44,277             3.11
Ronnie D. Black                               6,500             0.46
L. Douglas Bagby                              6,650             0.47

All Officers and Directors as a
Group (eight persons)                       318,584            21.33

--------------------
(1) In accordance with Rule 13d-3 under the Exchange Act a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Bank's ESOP, as to which the holders have voting power but not investment power, are also included as follows: Mr. Crandell, 13,209 shares; all executive officers and directors as a group, 13,209 shares. This table also includes shares of Common Stock subject to outstanding options exercisable within 60 days from the close of business on the Voting Record Date, pursuant to the 1994 Stock Option Plan ("Option Plan") and unvested shares of restricted Common Stock awarded pursuant to the Bank's Management Recognition and Development Plans ("MRDPs").
(2) SEC regulations define the term "named executive officers" to include the chief executive officer during the most recently completed fiscal year, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Donald R. Crandell was the Corporation's only "named executive officer" for the fiscal year ended June 30, 1998 whose compensation exceeded $100,000. He is also a director of the Corporation.
(3) As disclosed in a Schedule 13D filed with the SEC.

------------------------------------------------------------------------------
                        REGULATORY CONSIDERATIONS
------------------------------------------------------------------------------

     As reported in its prior annual meeting proxy statements, on December 21, 1994, the Bank voluntarily entered into a Supervisory Agreement with the Office of Thrift supervision ("OTS"), its current primary federal regulator. On February 17, 1998, Southern Missouri Savings Bank, FSB converted from a federally chartered stock savings bank to a Missouri chartered stock savings bank and changed its name to Southern Missouri Bank and Trust Co. In connection with the charter conversion, the Bank's primary regulator changed from the OTS to the Missouri Division of Finance. As a result of the charter conversion, the OTS terminated the Supervisory Agreement. However, the Bank is still subject to increased Savings Association Insurance Fund ("SAIF") deposit insurance premium assessments due to its former regulatory status until January 1, 1999, when the Bank will be assessed at the same rates as other SAIF insured institutions.

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                    PROPOSAL I - ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Corporation's Board of Directors consists of seven members. The Board of Directors has increased from five to seven members with the appointment of Ronnie D. Black and L. Douglas Bagby on December 16, 1997. The Corporation's Bylaws provide that directors are elected for terms of three years, one-third of whom are elected annually. Two directors will be elected at the Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The Nominating Committee has nominated for election as directors Leonard W. Ehlers and Thadis R. Seifert. The nominees are current members of the Boards of Directors of the Corporation and the Bank. Each director of the Corporation is also a director of the Bank.

    If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth certain information regarding the nominees for election at the Meeting and the directors continuing in office.

                                                          Year First
                                                          Elected or    Term
                     Principal Occupation                 Appointed      to
Name       Age(1)    During Last Five Years               Director(2)  Expire
----       ------    ----------------------               -----------  ------

                              BOARD NOMINEES

Leonard W.
 Ehlers     79       Retired.  Official Court Reporter of     1961     2001(3)
                     the 36th Judicial Circuit and owner of
                     Ehlers Reporting Service for over 39
                     years. Chairman of the Board of the
                     Bank since 1994.  Vice Chairman of
                     the Corporation's Board of Directors.

Thadis R.
 Seifert    79       Retired.  Former Executive Vice          1971     2001(3)
                     President of Southern Missouri.

                       DIRECTORS CONTINUING IN OFFICE

James W.
 Tatum      72       Retired.  Former member and a Partner    1983     1999
                     of Kraft, Miles & Tatum, LLC, an
                     accounting firm, for over 40 years.
                     Vice Chairman of the Board of Directors
                     of Southern Missouri.

Ronnie D.
 Black      50       Executive Director of General            1997     1999
                     Association of General Baptists.

Donald R.
 Crandell   64       President and Chief Executive Officer    1985     2000
                     of the Corporation and Southern
                     Missouri since 1994.  Executive Vice
                     President and Chief Executive Officer
                     of Southern Missouri from 1986 to 1994.

Samuel H.
 Smith      60       Secretary of the Corporation since       1988     2000
                     1994.  President, Chief Executive
                     Officer and majority stockholder of
                     S.H. Smith and Company, Inc., an
                     engineering consulting firm, in
                     In Poplar Bluff, Missouri.

 L. Douglas
 Bagby      49       General Manager of Municipal Utilities   1997     2000
                     of the City of Poplar Bluff.
--------------
(1) At June 30, 1998.
(2) Includes prior service on the Board of Directors of the Bank.
(3) Assuming re-election at the Meeting.

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               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and through their committees. The Board of Directors of the Corporation and the Bank meets monthly and has additional special meetings as needed. During the fiscal year ended June 30, 1998, the Board of Directors of the Corporation held 17 meetings and the Board of Directors of Southern Missouri held 15 meetings. No director of the Corporation or Southern Missouri attended fewer than 75% of the total meetings of the Boards and committee meetings on which such Board member served during this period.

     The Board of Directors of the Bank has standing Executive, Audit, Personnel and Nominating Committees, among others.

     The Board of Directors of the Corporation has an Executive Committee which consists of Messrs. Crandell, Ehlers and Seifert. The Executive Committee meets for the purpose of acting as a long range planning committee of the Corporation and to take any and all actions they deem necessary or appropriate between regular meetings of the Board. This Committee did not meet during fiscal 1998.

     The Audit Committee consists of outside directors. This Committee meets for the purpose of reviewing the audit procedures at the Corporation, and the report and performance of the Corporation's independent auditing firm, and to take such other actions and responsibilities as shall from time to time be deemed necessary or appropriate. This Committee met three times during fiscal 1998.

     The Personnel Committee consists of Messrs. Seifert (Chairman), Smith and Bagby. This Committee meets on an as-needed basis to review promotions and to interview staff at the officer level. This Committee met three times during fiscal 1998.

     The full Board of Directors of the Corporation acts as a Nominating Committee for the annual selection of management's nominees for election as directors. The full Board of Directors met once in its capacity as Nominating Committee during the fiscal year ended June 30, 1998.

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                            DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

Fees

     Members of the Board of Directors of the Bank receive a fee of $900 per month. Additionally, the members of the Board of Directors of SMS Financial Services, Inc., the Bank's wholly-owned subsidiary, receive a fee of $300 per month. Members of the Board of Directors of the Corporation receive a fee of $900 per month. Total fees paid to directors of the Bank, SMS Financial Services, Inc. and the Corporation during the fiscal year ended June 30, 1998 were $144,400.

Directors' Retirement Agreements

     Effective April 13, 1994, the Bank entered into individual retirement agreements with Messrs. Ehlers, Thadis Seifert, Smith, Tatum and the Estate of Robert Seifert, a former director, in recognition of their past service to the Bank and to ensure their continued service on the Board. Each agreement provides that, following a director's termination of service on the Board on or after age 60, other than termination for cause, the director will receive five annual payments equal to the product of the cash fees paid to the director during the calendar year preceding his retirement and the director's vested percentage. The vested percentage is determined as follows: 50% after five years of service, 75% after 10 years of service, and 100% after 15 years of service. The benefits payable under the director's retirement agreements are an unfunded and unsecured obligation of the Bank that is payable solely out of the general assets of the Bank.

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                          EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

Summary Compensation Table

     The following information is provided for Mr. Crandell.

                               Annual Compensation (1)
                        ------------------------------------
Name and                                      Other Annual        All Other
Position                Year     Salary(2)   Compensation(3)   Compensation(4)
--------                ----     ---------   ---------------   ---------------

Donald R. Crandell      1998     $128,396        $   --            $62,348
President and Chief
 Executive Officer      1997      125,991           --              27,840
                        1996      116,391           --                  --
--------------
(1) All compensation and benefits are paid by the Bank.
(2) Includes directors' fees of $6,300, $9,600 and $10,200 for the fiscal years 1996, 1997 and 1998, respectively.
(3) Exclude certain benefits, the aggregate amount of which do not exceed 10% of total annual salary and bonus.
(4) Consists of contributions made to the ESOP on Mr. Crandell's behalf.

Option Exercise/Value Table

     The following information is provided for Mr. Crandell for the year ended June 30, 1998.

                                                     Number of                       Value of
                                                Securities Underlying               Unexercised
                                                 Unexercised Options            In-the-Money Options
                  Shares                        at Fiscal Year End(#)           at Fiscal Year End($)
                Acquired on    Value          ---------------------------    ----------------------------
Name            Exercise(#)    Realized($)    Exercisable   Unexercisable    Exercisable    Unexercisable
----            ------------   -----------    -----------   -------------    -----------    -------------

Donald R.
 Crandell             --           --           26,781           --           $589,182            --

     Compensation Committee Interlocks and Insider Participation.   No
executive officer of the Corporation or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Corporation or the Bank has served as a director of another entity, one of whose executive officers served on the Personnel Committee. No executive officer of the Corporation or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Corporation or the Bank.

------------------------------------------------------------------------------
                              PROPOSAL II --
                 REINCORPORATION IN THE STATE OF MISSOURI
------------------------------------------------------------------------------

     For the reasons set forth below, the Board of Directors believes that the best interests of the Corporation and its shareholders will be served by changing the Corporation's state of incorporation from Delaware to Missouri ("Reincorporation"). The Board of Directors has approved the Reincorporation, which would be accomplished by merging the Corporation with and into its newly formed Missouri subsidiary, SMB Acquisition Bancorp, Inc. ("SMB Acquisition"). In connection with the consummation of the Reincorporation, SMB Acquisition will change its name to "Southern Missouri Bancorp, Inc." The shareholders will be asked to approve the Reincorporation at the Meeting.

     The sole factor in the Board of Directors' recommendation to reincorporate in Missouri was that the Corporation's franchise fees will be substantially less in Missouri than in Delaware. The Corporation expects to save approximately $17,000 annually on state franchise tax fees by reincorporating in Missouri. Furthermore, the Corporation's headquarters are located in Missouri.

Plan of Merger

     The Corporation will be merged with and into SMB Acquisition pursuant to the terms of the proposed Agreement and Plan of Merger ("Merger Agreement"), a copy of which is attached as Exhibit A to this Proxy Statement. Upon the completion of the merger, the owner of each outstanding share of the Corporation's Common Stock will automatically own one share of SMB Acquisition common stock. Each outstanding certificate representing a share or shares of the Corporation's Common Stock will continue to represent the same number of shares in SMB Acquisition (i.e., a certificate representing one share of the Corporation's Common Stock will then equal one share of SMB Acquisition common stock). IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE CORPORATION TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES. The Corporation's Common Stock will continue to be traded on the Nasdaq National Market under the symbol "SMBC" subsequent to the merger.

     SMB Acquisition's Articles of Incorporation and Bylaws will be the Articles of Incorporation and Bylaws of the surviving corporation. SMB Acquisition's Articles of Incorporation are attached hereto as Exhibit B. The discussion contained in this Proxy Statement is qualified in its entirety by reference to Exhibits A and B.

Effect of Reincorporation and Merger

     The Reincorporation and the merger will effect a change in the legal domicile of the Corporation and other changes of a legal nature, the most significant of which are described in this Proxy Statement. The Reincorporation and merger will not result in any change in the business, management, location of the Corporation's principal executive offices, assets, liabilities, net worth or accounting practices. Moreover, as noted above, the shares of Common Stock will continue to be publicly traded and reported on the Nasdaq National Market. The merger will not give rise to any appraisal or dissenters' rights.

Principal Differences in Corporate Charters

     SMB Acquisition's Articles of Incorporation differ from the Corporation's Certificate of Incorporation in certain technical aspects. Specific articles have been included so as to minimize differences in corporate governance before and after the Reincorporation. A majority vote requirement in the case of mergers is provided for (which is the same as the Delaware General Corporation Law ("DGCL") requirement for mergers). Although SMB Acquisition's Articles of Incorporation and the Corporation's Certificate of Incorporation contain similar language to the effect that a director will not be liable for monetary damages for conduct as a director to the full extent that each entity's respective state's law permits, the Missouri General Business and Corporation Law ("MGBCL") and the DGCL have different director and officer indemnification and director liability provisions. Various differences also exist between SMB Acquisition's Bylaws and the Corporation's Bylaws, but none of these provisions is expected to have a material effect on the Corporation's governance.

Certain Differences in Corporate Laws

     The DGCL currently governs the rights of the Corporation's shareholders. After the merger, the rights of shareholders will be governed by the MGBCL. The following discussion summarizes certain significant differences between the provisions of the DGCL and the MGBCL, as applicable to a public company.

     Amendment of Articles/Certificate of Incorporation. Under the MGBCL, the board of directors may adopt a resolution setting forth the proposed amendment and directing that it be submitted to a vote at a meeting of shareholders, except that the proposed amendment need not be adopted by the board of directors and may be directly submitted to any annual or special meeting of shareholders. All amendments to a corporation's articles of incorporation must be approved by shareholders holding a majority of the voting power of the corporation. Under the DGCL, all amendments to a corporation's certificate of incorporation require the approval of shareholders holding a majority of the voting power of the corporation unless a greater proportion is specified in the certificate of incorporation.

     Provisions Affecting Acquisitions and Business Combinations. The MGBCL provides for two anti-takeover provisions, in the form of a "Fair Price" provision and a "Control Share Acquisition" provision. The "fair price" statute restricts certain business combinations (e.g., mergers and dispositions of assets of a corporation or any subsidiary having an aggregate market value of 10% or more of the total market value of the corporation's outstanding stock) between a corporation and an interested shareholder (e.g., a beneficial owner of 20% or more of the voting power of the outstanding shares of a corporation). The fair price statute generally precludes a corporation from engaging in any business combination with an interested shareholder within five years after the acquisition pursuant to which the shareholder became an interested shareholder, unless either (i) the business combination or the acquisition pursuant to which the interested shareholder became interested was approved by the board of directors before the acquisition, (ii) the business combination is approved by the affirmative vote of the holders of a majority of the outstanding shares not beneficially owned by the interested stockholder or his affiliates or associates at a meeting called for that purpose at least five years after the acquisition pursuant to which the interest shareholder became interested, or (iii) certain minimum price criteria are satisfied.

     The "control share acquisition" statute precludes any person who acquires voting shares in a corporation in excess of specified thresholds of voting power in the corporation (i.e., 20%, 33 1/3%, and over 50%) from voting the shares held in excess of the applicable threshold, except to the extent voting rights for such shares are granted by resolution approved by the corporation's shareholders. The resolution must be approved by (i) each voting group entitled to vote separately, (ii) a majority of all votes entitled to be cast by that group, and (iii) a majority of all votes entitled to be cast by that group excluding all interested shares. Interested shares include those over which the acquiring person, any officer of the corporation, and any employee of the corporation who is also a director may exercise or direct the power to vote.

     SMB Acquisition's Articles of Incorporation provide that in no event shall any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of common stock (the "Limit") be entitled or permitted to any vote in respect of the shares held in excess of the Limit. Beneficial ownership is determined pursuant to Rule 13d-3 of the General Rules and Regulations of the Exchange Act. Additionally, the Articles of Incorporation require the approval of the holders of at least 80% of SMB Acquisition's outstanding shares of voting stock to approve certain "Business Combinations," as defined therein, and related transactions.

     Delaware has enacted a business combination statute that is contained in
Section 203 of the DGCL providing that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested shareholder") may not engage in certain "business combinations" with the target corporation for a period of three years following the time the person became an interested shareholder, unless (i) the board of directors of the corporation has approved, prior to that acquisition time, either the business combination or the transaction that resulted in the person becoming an interested shareholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested shareholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66% of the outstanding voting stock not owned by the interested shareholder.

     For purposes of determining whether a person is the "owner" of 15% or more of a corporation's voting stock for purposes of Section 203, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested shareholder, (ii) certain transactions resulting in the issuance or transfer to the interested shareholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested shareholder, and (iv) receipt by the interested shareholder of the benefit (except proportionately as a shareholder) of any loans, advances, guarantees, pledges or other financial benefits.

     These restrictions placed on interested shareholders by Section 203 do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or
(ii) if the corporation, by action of its shareholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested shareholder at or prior to such adoption.

     Mergers, Acquisitions and Other Transactions. Under the MGBCL, a merger, consolidation, sale of all or substantially all of a corporation's assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless another proportion is specified in the articles of incorporation. Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation's assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote.

     Action Without a Meeting. Under the MGBCL, shareholder action may be taken without a meeting if written consents setting forth such action are signed by all holders of outstanding shares entitled to vote thereon. The DGCL authorizes shareholder action without a meeting if consents are received from holders of a majority of the outstanding shares. The Corporation's Certificate of Incorporation, however, provides that shareholders may not take any action without a meeting. Although SMB Acquisition's Articles of Incorporation and Bylaws do not restrict the ability of shareholders to act by written consent, because such a consent must be signed by all holders of outstanding shares entitled to vote on the action, it is highly unlikely that any shareholder action would be taken by written consent.

     Class Voting. Under the MGBCL, the articles of incorporation may authorize one or more classes of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. The articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation and certain mergers that adversely affect the rights of holders of that class. The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

     Transactions With Officers or Directors. The MGBCL sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be void or voidable solely because a director has a financial interest in the transaction if: (i) the material facts of the director's relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or a committee of the board of directors and such contract or transaction is approved by the affirmative vote of a majority of disinterested directors;
(ii) the material facts of the director's relationship or interest and as to the contract or transaction are disclosed and such contract or transaction is approved in good faith by vote of the shareholders; or (iii) at the time of authorization or approval, the transaction was fair to the corporation. Additionally, the MGBCL provides that interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee which authorizes the transaction.

     The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the shareholders.

     Appraisal or Dissenters' Rights. Under the MGBCL a shareholder is entitled to dissent from and, upon perfection of his or her appraisal right, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all assets of the corporation, and amendments to the corporation's articles of incorporation that materially and adversely affect shareholder rights.

     Under the DGCL, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. Even in the event of those mergers or consolidations, unless the certificate of incorporation otherwise provides, the DGCL does not provide appraisal rights (i) if the shares of the corporation are listed on a national securities exchange, designated as a national market system security on an inter dealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders (as long as in the merger the shareholders receive shares of the surviving corporation or any other corporation the shares of which are listed on a national securities exchange or held of record by more than 2,000 shareholders) or (ii) if the corporation is the surviving corporation and no vote of its shareholders is required for the merger. Because the Corporation is listed on the Nasdaq National Market, shareholders currently would not have statutory appraisal rights under the DGCL in such mergers.

     Indemnification of Directors and Officers. Under the MGBCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, against expenses, including attorneys' fees, judgments, fine and amounts paid in settlement incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. No indemnification may be given under the MGBCL if the person is judged liable for negligence or misconduct in the performance of his or her duty to the corporation unless the court determines the person is fairly and reasonably entitled to indemnity. SMB Acquisition's Articles of Incorporation provide that SMB Acquisition shall indemnify its directors and officers to the fullest extent not prohibited by law, including indemnification for payments in settlement of actions brought against a director or officer in the name of the corporation, commonly referred to as a derivative action.

     Under the DGCL, indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation. Indemnification is required to the extent of a director's or officer's successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

     The Corporation has included undertakings in various registration statements filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Securities Act of 1933, as amended, the Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

     Filing Fees. Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $150,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. The Corporation is subject to an annual fee of approximately $18,000. Missouri charges corporations incorporated in Missouri nominal annual corporate license renewal fees, and does not impose any franchise tax fee.

Federal Income Tax Consequences

     In connection with the Reincorporation, Breyer & Aguggia LLP, counsel to the Corporation, will issue an opinion to the effect that, for federal income tax purposes:

1. The merger of the Corporation with and into SMB Acquisition will qualify as a reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended;

2.   The Corporation will recognize no gain or loss as a result of the merger;

3. A shareholder of the Corporation will recognize no gain or loss upon the deemed exchange of shares of Company Common Stock for shares of SMB Acquisition common stock;

4. The aggregate basis of the shares of SMB Acquisition common stock deemed received by a shareholder as a result of the merger will equal the aggregate basis of the shares of Company Common Stock deemed exchanged therefor; and

5. The holding period of the shares of SMB Acquisition common stock deemed received by a shareholder in the merger will include the holding period of the hares of Company Common Stock deemed exchanged therefor, provided that such Company Common Stock is held as a capital asset by the shareholder at the Effective Time.

     The opinion of Breyer & Aguggia LLP is subject to certain assumptions and qualifications and will be based upon the accuracy of certain representations contained in the officers' certificates delivered to Breyer & Aguggia LLP by the parties to the Reincorporation in connection with the delivery of the tax opinion by Breyer & Aguggia LLP. No ruling from the IRS will be applied for with respect to the federal income tax consequences of the Reincorporation. Thus, there can be no assurance that the IRS will agree with the conclusions set forth herein regarding the federal income tax consequences of the Reincorporation.

     The federal income tax discussion set forth above is based upon current law. Although this discussion is intended to cover the material federal income tax consequences of the Reincorporation, it may not address issues that are material to a shareholder because of his or her particular tax situation. It does not address foreign, state or local tax consequences. Shareholders may wish to consult with a tax advisor concerning the specific tax consequences of the Reincorporation, including the applicability and effect of federal, state, local and other tax laws.

Vote Required And Board Recommendation

     The affirmative vote of a majority of the outstanding shares of Common Stock of the Corporation is required to approve the Reincorporation.

     The Board of Directors believes that the Reincorporation of the Corporation from Delaware to Missouri is in the best interests of the Corporation and its shareholders and, consequently, recommends a vote "FOR" approval of the Reincorporation.

------------------------------------------------------------------------------
                        PROPOSAL III -- APPROVAL OF
              AMENDMENT TO THE CORPORATION'S CORPORATE CHARTER
------------------------------------------------------------------------------

     The Board has unanimously approved and proposed for stockholder approval an amendment to the Corporation's corporate charter to increase the Corporation's authorized shares of Common Stock from 3,000,000 to 4,000,000 shares. If the Reincorporation proposal is approved by stockholders, this proposal will be submitted to stockholders for approval of an amendment to SMB Acquisition's Articles of Incorporation. In the event stockholders do not approve the Reincorporation proposal, this proposal will be submitted to stockholders for approval of an amendment to the Corporation's Certificate of Incorporation, as amended.

     The Corporation's Certificate of Incorporation currently authorizes the issuance of 3,000,000 shares of Common Stock and 500,000 shares of preferred stock. As of the close of business on the Voting Record Date, 1,411,980 shares of Common Stock were issued and outstanding and 154,014 shares of the Common Stock were reserved for issuance under the Corporation's stock benefit plans. If the proposed change in authorized capital is approved by stockholders, the Corporation will have 2,196,799 shares of unissued and unreserved shares of Common Stock available for issuance in the future in addition to 383,023 shares held in treasury.

     The Board of Directors believes that this proposed amendment is in the best interests of the Corporation and its stockholders. The proposed increase in the number of authorized shares would give the Board the necessary flexibility to issue Common Stock in connection with stock dividends and splits, acquisitions, financing and employee benefits and for general corporate purposes without the expense and delay incidental to obtaining stockholder approval of an amendment to the Corporation's Certificate of Incorporation's increasing the number of authorized shares at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which the Corporation's securities may then be listed. The Corporation has no current plans or understandings regarding any such actions.

     The proposed increase in the number of authorized shares of Common Stock may enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Corporation. Although the Board of Directors has no present intention of issuing additional shares for such purposes, such additional shares could be issued by the Board in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Corporation. The amendment is not being proposed in response to any known effort to acquire control of the Corporation.

     If the Reincorporation proposal is approved by stockholders, and the amendment of SMB Acquisition's Articles of Incorporation is approved, Section 3.1(a) of Article III of the Articles of Incorporation would read as follows:

          (a) Four million (4,000,000) shall be voting common stock with a par value of $.01 per share ("Common Stock"); and"

     The remaining text of Article III of SMB Acquisition's Articles of Incorporation would remain unchanged.

     If the Reincorporation proposal is not approved by stockholders, and the amendment of the Corporation's Certificate of Incorporation is approved, the first sentence of the first paragraph of Article VII, Capital Stock, of the Corporation's Certificate of Incorporation would read as follows:

          "The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 4,500,000, of which 4,000,000 are to be shares of common stock, $.01 par value per share, and of which 500,000 are to be shares of serial preferred stock, $.01 par value per share."

     The remaining text of Article VII of the Corporation's Certificate of Incorporation would remain unchanged.

     The amendment to the Corporation's corporate charter to increase the number of authorized shares of Common Stock requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE CORPORATION'S CORPORATE CHARTER.

------------------------------------------------------------------------------
                        TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     The Bank, like many financial institutions, has followed the policy of granting loans to its officers, directors and employees on the security of their primary residences and also makes consumer loans to such persons. The Bank has never granted loans to directors and executive officers on preferred terms. In accordance with the requirements of applicable law, loans to executive officers and directors of the Bank are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management do not involve more than the normal risk of collectability or present other unfavorable features. At June 30, 1998, loans to directors and executive officers totaled $458,000.

------------------------------------------------------------------------------
               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires certain officers of the Corporation and its directors, and persons who beneficially own more than 10% of the shares of the Corporation's Common Stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC and the Corporation.

     Based solely on a review of the reports and written representations provided to the Corporation by the above referenced persons, the Corporation believes that all filing requirements applicable to its reporting officers, directors and greater than 10% beneficial owners were properly and timely complied with during the fiscal year ended June 30, 1998, except for certain transactions by Ronnie D. Black and L. Douglas Bagby, Directors of the Corporation and the Bank. Messrs. Black and Bagby, new directors of the Corporation and the Bank as of December 16, 1997, inadvertently failed to file their respective initial statement of beneficial ownership on Form 3 to indicate their status as reporting persons. Messrs. Black and Bagby subsequently reported their respective filing status on March 9, 1998.

------------------------------------------------------------------------------
                                 AUDITORS
------------------------------------------------------------------------------

     The Board of Directors has renewed the Corporation's arrangements with Kraft, Miles & Tatum, LLC, independent public accountants, to be its auditors for the 1999 fiscal year. A representative of Kraft, Miles & Tatum, LLC, is expected to be present at the Meeting to respond to appropriate questions of stockholders, and will have the opportunity to make a statement if he so desires.

------------------------------------------------------------------------------
                                OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

------------------------------------------------------------------------------
                            FINANCIAL STATEMENTS
------------------------------------------------------------------------------

     The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business of the Voting Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

------------------------------------------------------------------------------
                            STOCKHOLDER PROPOSALS
------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 531 Vine Street, Poplar Bluff, Missouri, no later than July 15, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Article II, Section 14 of the Corporation's Bylaws provides that the Board of Directors of the Corporation shall act as a nominating committee for selecting the management nominees for election as directors. Such section of the Bylaws also provides as follows: "... no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation." Article II,
Section 15 further provides that any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation. Article XI of the Certificate of Incorporation provides that written notice of a stockholder's intent to make a nomination or present new business at the meeting ("stockholder notice") must be given not less than 30 days nor more than 60 days prior to any such meeting; provided, however, that if less than 31 days' notice of the meeting is given to stockholders by the Corporation, a stockholder notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Based on the date of the Meeting, in order for a stockholder to make timely notice of a nomination or proposal for the Corporation's annual meeting next year, it is anticipated that such notice must be received by the Secretary of the Corporation by September 19, 1999. If properly made, such nominations shall be considered by stockholders at such meeting.

                             BY ORDER OF THE BOARD OF DIRECTORS


                             /s/SAMUEL H. SMITH
                             SAMUEL H. SMITH
                             SECRETARY

Poplar Bluff, Missouri
September 22, 1998
------------------------------------------------------------------------------
                             FORM 10-KSB
------------------------------------------------------------------------------

A COPY OF THE FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO SAMUEL H. SMITH, SECRETARY, SOUTHERN MISSOURI BANCORP, INC., 531 VINE STREET, POPLAR BLUFF, MISSOURI 63901.
------------------------------------------------------------------------------

                                                                    EXHIBIT A
                      AGREEMENT AND PLAN OF MERGER
                                 BETWEEN
                      SMB ACQUISITION BANCORP, INC.
                                   AND
                     SOUTHERN MISSOURI BANCORP, INC.

     This Agreement and Plan of Merger (this "Agreement") is entered into this ____ day of ____________ 1998, by and between SMB Acquisition Bancorp, Inc., a Missouri corporation (the "Surviving Corporation"), and Southern Missouri Bancorp, Inc., a Delaware corporation ("Southern Missouri"). The Surviving Corporation and Southern Missouri are sometimes referred to jointly as the "Constituent Corporations."

                                 RECITALS

    A. Each of the Constituent Corporations is a corporation organized and existing under the laws of its respective state as indicated in the first paragraph of this Agreement.

    B. The shareholders and directors of each of the Constituent Corporations have deemed it advisable for the mutual benefit of the Constituent Corporations and their respective shareholders that Southern Missouri be merged into the Surviving Corporation pursuant to the provisions of the Missouri General and Business Corporation Law and the Delaware General Corporation Law (the "Merger").

                                 AGREEMENT

     NOW, THEREFORE, in accordance with the laws of the states of Missouri and Delaware, the Constituent Corporations agree that, subject to the following terms and conditions, (i) Southern Missouri shall be merged into the Surviving Corporation, (ii) the Surviving Corporation shall continue to be governed by the laws of the State of Missouri, and (iii) the terms of the Merger, and the mode of carrying them into effect, shall be as follows:

     1.   ARTICLES OF SURVIVING CORPORATION; NAME OF SURVIVING CORPORATION

     The Articles of Incorporation of the Surviving Corporation as in effect prior to the Effective Time of the Merger shall constitute the"Articles" of the Surviving Corporation within the meaning of Section 351.450 of the Missouri General and Business Corporation Law and Section 104 of the Delaware General Corporation Law. The name of the Surviving Corporation shall be "Southern Missouri Bancorp, Inc."

     2.   APPOINTMENT OF AGENT FOR SERVICE OF PROCESS

     Pursuant to Section 252(d) of the Delaware General Corporation Law, the Surviving Corporation irrevocably appoints the Delaware Secretary of State to accept service of process in any proceeding to enforce against the Surviving Corporation any obligation of any Constituent Corporation as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger. The Delaware Secretary of State shall mail a copy of such process to Southern Missouri Bancorp, Inc., 531 Vine Street, Poplar Bluff, Missouri 63901.

     3.   CONVERSION OF SHARES

          3.1. SOUTHERN MISSOURI SHARES. At the Effective Time of the Merger each outstanding share of the common stock of Southern Missouri shall automatically convert to one share of common stock of SMB Acquisition Bancorp, Inc. It will not be necessary for stockholders of Southern Missouri to exchange their existing stock certificates for stock certificates of the Surviving Corporation.

          3.2. SURVIVING CORPORATION SHARES. At the Effective Time of the Merger each outstanding share of the common stock of the Surviving Corporation shall be automatically canceled and returned to the status of authorized but unissued shares.

     4.   BYLAWS

     The Bylaws of the Surviving Corporation shall be the governing Bylaws.

     5.   DIRECTORS AND OFFICERS

     The directors and officers of Southern Missouri shall be the directors and officers of the Surviving Corporation.

     6.   EFFECT OF THE MERGER

     The effect of the Merger shall be as provided by the applicable provisions of the laws of Missouri and Delaware. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time of the
Merger: the separate existence of Southern Missouri shall cease; the Surviving Corporation shall possess all assets and property of every description, and every interest therein, wherever located, and the rights, privileges, immunities, powers, franchises and authority, of a public as well as a private nature, of each of the Constituent Corporations; all obligations belonging to or due either of the Constituent Corporations shall be vested in, and become the obligations of, the Surviving Corporation without further act or deed; title to any real estate or any interest therein shall not revert or in any way be impaired by reason of the Merger; all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired; and the Surviving Corporation shall be liable for all the obligations of the Constituent Corporations and any claim existing, or action or proceeding pending, by or against either of the Constituent Corporations may be prosecuted to judgment with right of appeal, as if the Merger had not taken place. If at any time after the Effective Time of the Merger the Surviving Corporation shall consider it to be advisable that any further conveyances, agreements, documents, instruments and assurances of law or any other things are necessary or desirable to vest, perfect, confirm or record in the Surviving Corporation the title to any property, rights, privileges, powers and franchises of the Constituent Corporations or otherwise to carry out the provisions of this Agreement, the proper directors and officers of the Constituent Corporation last in office shall execute and deliver, upon the Surviving Corporation's request, any and all proper conveyances, agreements, documents, instruments and assurances of law, and do all things necessary or proper to vest, perfect or confirm title to such property, rights, privileges, powers and title to such property, rights, privileges, powers and franchises in the Surviving Corporation, and otherwise to carry out the provisions of this Agreement.

     7.   EFFECTIVE TIME OF THE MERGER

     As used in this Agreement, the "Effective Time of the Merger" shall mean the time at which executed counterparts of this Agreement or conformed copies thereof, together with duly executed Certificates or Articles of Merger have been duly filed by the Constituent Corporations in the office of the Missouri Secretary of State pursuant to Section 351.435 of the Missouri General and Business Corporation Law and the Office of the Delaware Secretary of State pursuant to Section 252 of the Delaware General Corporation Law or at such time thereafter as is provided in such Certificates or Articles of Merger.

     8.   TERMINATION

     This Agreement may be terminated and the Merger abandoned by mutual consent of the directors of the Constituent Corporations at any time prior to the Effective Time of the Merger.

     9.   NO THIRD-PARTY BENEFICIARIES

     Except as otherwise specifically provided herein, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm or corporation, other than the Constituent Corporations and their respective shareholders, any rights or remedies under or by reason of this Agreement.

                                   *    *    *

     IN WITNESS WHEREOF, the parties hereto have caused this Plan and Agreement of Merger to be executed as of the date first above written.

                                   SMB ACQUISITION  BANCORP, INC.



                                   By:
                                       -------------------------------------
                                       Donald R. Crandell, President


ATTEST:
        -----------------------------
        Samuel H. Smith, Secretary



                                   SOUTHERN MISSOURI BANCORP, INC.


                                   By:
                                       -------------------------------------
                                       Donald R. Crandell, President

ATTEST:
        -----------------------------
        Samuel H. Smith, Secretary

                                       A-3
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                                                                    EXHIBIT B

                         ARTICLES OF INCORPORATION

                                    OF

                       SMB ACQUISITION BANCORP, INC.


                       ARTICLE I - CORPORATE TITLE

     1.1  The name of the Corporation is SMB Acquisition Bancorp, Inc.

                 ARTICLE II - REGISTERED OFFICE AND AGENT

     2.1 The address, including street and number, of the Corporation's initial registered office in this State is: 531 Vine Street, Popular Bluff, Missouri 63901, and the name of its initial registered agent at such address is: Donald R. Crandell.

                        ARTICLE III - CAPITAL STOCK

     3.1  The Corporation shall have authority to issue the following shares:

          (a) Three million (3,000,000) shares shall be voting Common Stock with a par value of $.01 per share ("Common Stock"); and

          (b) Five hundred thousand (500,000) shares shall be Preferred Stock with a par value of $.01 per share ("Preferred Stock").

               (i) The Board of Directors, by adoption of an authorizing resolution, may cause Preferred Stock to be issued from time to time in one or more series.

               (ii) The Board of Directors, by adoption of an authorizing resolution, may with regard to the shares of any series of Preferred Stock:

                    (A)  Fix the distinctive serial designation of the shares;

                    (B)  Fix the dividend rate, if any;

                    (C) Fix the date from which dividends on shares issued before the date for payment of the first dividend shall be cumulative, if any;

                    (D) Fix the redemption price and terms of redemption, if any;

                    (E) Fix the amounts payable per share in the event of dissolution or liquidation of the Corporation, if any;

                    (F) Fix the terms and amounts of any sinking fund to be used for the purchase or redemption of shares, if any;

                    (G) Fix the terms and conditions, if any, under which the shares may be converted into, or exchanged for, shares of any other class or series;

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                    (H)  Provide whether such shares shall have voting powers, full or limited, or no voting powers, and the rights, if any, of such shares to vote as a class on some or all matters on which such shares may be entitled to vote; and

                    (I) Fix such other designations, preferences, and relative, participating, optional or other special rights, qualifications, limitations or restrictions not required by law.

     3.2 (a) Notwithstanding any other provision of these Articles of Incorporation, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of stockholders entitled to vote on any matter, beneficially owns in excess of 10% of the then-outstanding shares of Common Stock (the "Limit"), be entitled, or permitted to any vote in respect of the shares held in excess of the Limit, unless a majority of the Whole Board (as defined in Article X) shall have by resolution granted in advance such entitlement or permission. The number of votes which may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such person owning shares in excess of the Limit shall be a number equal to the total number of votes which a single record owner of all Common Stock owned by such person would be entitled to cast, multiplied by a fraction, the numerator of which is the number of shares of such class or series which are both beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit.

          (b) The following definitions shall apply to this Section 3.2 of this Article III.

               (i) "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date of filing of these Articles of Incorporation.

               (ii) "Beneficial ownership" shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or provision thereto, pursuant to said Rule 13d-3 as in effect on the date of filing of these Articles of Incorporation; provided, however, that a person shall, in any event, also be deemed the "beneficial owner" of any Common Stock:

                    (A) which such person or any of its affiliates beneficially owns, directly or indirectly; or

                    (B) which such person or any of its affiliates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of an agreement, contract, or other arrangement with this Corporation to effect any transaction which is described in any one or more of clauses (i) through (v) of Section 10.1 of Article X or upon the exercise of conversion rights, exchange rights, warrants, or options or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such affiliate is otherwise deemed the beneficial owner); or

                    (C) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of this Corporation; and provided further, however, that (i) no Director or Officer of this Corporation (or any affiliate of any such Director or Officer) shall, solely by reason of any or all of such Directors of Officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any

                                       B-2
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Common Stock beneficially owned by any other such Director or Officer (or any affiliate thereof), and (ii) neither any employee stock ownership or similar plan of this Corporation or any subsidiary of this Corporation, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for any purposes hereof, to beneficially own any Common Stock held under any such plan. For purposes of computing the percentage beneficial ownership of Common Stock of a person, the outstanding Common Stock shall include shares deemed owned by such person through application of this subsection but shall not include any other Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding Common Stock shall include only Common Stock then outstanding and shall not include any Common Stock which may be issuable by this Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.

               (iii) A "person" shall mean any individual, firm, corporation, or other entity.

          (c) The Board of Directors shall have the power to construe and apply the provisions of this Section and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (i) the number of shares of Common Stock beneficially owned by any person, (ii) whether a person is an affiliate of another, (iii) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership, (iv) the application of any other definition or operative provision of the Section to the given facts, or (v) any other matter relating to the applicability or effect of this Section.

          (d) The Board of Directors shall have the right to demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit (or holds of record Common Stock beneficially owned by any person in excess of the Limit) supply the Corporation with complete information as to
(i) the record owner(s) of all shares beneficially owned by such person who is reasonably believed to own shares in excess of the Limit, and (ii) any other factual matter relating to the applicability or effect of this section as may reasonably be required of such person.

          (e) Except as otherwise provided by law or expressly provided in this Section 3.2, the presence, in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast a majority of the votes (after giving effect, if required, to the provisions of this Section 3.2) entitled to be cast by the holders of shares of capital stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders, and every reference in these Articles of Incorporation to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for stockholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock.

          (f) Any constructions, applications, or determinations made by the Board of Directors pursuant to this Section in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

          (g)  In the event any provision (or portion thereof) of this Section
3.2 shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Section shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of this Corporation and its stockholders that each such remaining provision (or portion thereof) of this Section 3.2 remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders, including stockholders owning an amount of stock over the Limit, notwithstanding any such finding.

     3.3 Except as otherwise specifically required by the Missouri General and Business Corporation Law, or by these Articles of Incorporation, or by the Corporation's Bylaws, or by any authorizing resolution of the Board of Directors providing for the issuance of a class or series of Preferred Stock, whenever the holders of shares of stock of

                                       B-3
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
the Corporation shall be entitled to vote as a class with respect to any matter, the affirmative vote of a majority of the outstanding shares of such class shall be required to constitute the act of such class.

     3.4  There shall be no right to cumulative voting.

                       ARTICLE IV - PREEMPTIVE RIGHTS

     4.1 No holder of shares of any class of stock of the Corporation, either now or hereafter authorized or issued, shall have any preemptive or preferential right of subscription to any shares of any class of stock of the Corporation, either now or hereafter authorized, or to any securities convertible into stock of any class of the Corporation, issued or sold, nor any right of subscription to any such security, other than such, if any, as the Board of Directors in its discretion may from time to time determine and at such prices as the Board of Directors may from time to time fix, pursuant to the authority conferred by these Articles of Incorporation.

                          ARTICLE V - INCORPORATOR

     5.1 The name and place of residence of the incorporator is: Donald R. Crandell, 531 Vine Street, Poplar Bluff, Missouri 63901.

                           ARTICLE VI - DIRECTORS

     6.1 The number of directors to constitute the initial Board of Directors shall be seven (7); provided, however, that such number may be fixed, from time to time, at not less than five (5) nor more than fifteen (15), by, or in the manner provided in, the Bylaws of the Corporation, and any such change shall be reported in writing to the Secretary of State of the State of Missouri within thirty (30) calendar days of such change. The directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in any such class shall not exceed the number of directors in any other class by more than one (1). The term of office of the initial Class I Directors shall expire at the annual meeting of shareholders of the Corporation in 1999; the term of office of the initial Class II Directors shall expire at the annual meeting of shareholders of the Corporation in 2000; and the term of office of the initial Class III Directors shall expire at the annual meeting of shareholders of the Corporation in 2001; or in each case thereafter until their respective successors are duly elected and qualified. At each annual election held after 1998, the Directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the Directors they succeed and shall be elected for a term of three (3) years expiring at the third succeeding annual shareholder meeting or thereafter until their respective successors are duly elected and qualified. If the number of Directors is changed, any increase or decrease in the number of Directors shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible.

     6.2 Any vacancy on the Board (whether such vacancy is caused by death, resignation, or removal for cause or is the result of an increase in the number of directors) shall be filled by a majority of the directors then in office. Any Director elected to fill a vacancy in any class (whether such vacancy is caused by death, resignation, or removal with cause, or is the result of an increase in the number of directors in such class) shall hold office for a term which shall expire at the next election of directors by the shareholders of the Corporation.

     6.3 At a meeting called expressly for that purpose, the entire Board of Directors, or any individual Director or Directors, may be removed, but only for cause, and only upon the affirmative vote of the holders of at least eighty percent (80%) of the total votes to which all of the shares then entitled to vote at a meeting of shareholders called for an election of Directors are entitled; provided, however, if less than the entire Board of Directors is to be removed, no individual Director may be so removed if the votes cast against such Director's removal would be sufficient to elect such Director if then cumulatively voted at an election of the class of Directors of which such Director is a part.

     6.4 In addition to any affirmative vote required by law or otherwise, any amendment, alteration, change or repeal of the provisions of this Article VI shall require the affirmative vote of the holders of at least eighty percent

                                       B-4
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(80%) of the total votes to which all of the shares then entitled to vote at a meeting of shareholders called for an election of Directors are entitled, unless such amendment, alteration, change or repeal has previously been expressly approved by the Board of Directors of the Corporation by the affirmative vote or consent of at least sixty-six and two-thirds percent (66-2/3%) of the number of Directors then authorized by, or in the manner provided in, the Bylaws, in which case the shareholder vote required by this
Article 6.4 shall not apply.

     6.5 The persons to constitute the initial Board of Directors of the Corporation are:

          (a)  Class I Directors (term to expire in 1999):

               (i)    James W. Tatum
               (ii)   Ronnie D. Black

          (b)  Class II Directors (term to expire in 2000):

               (i)    Donald R. Crandell
               (ii)   Samuel H. Smith
               (iii)  L. Douglas Bagby

          (c)  Class III Directors (term to expire in 2001):

               (i)    Leonard W. Ehlers
               (ii)   Thadis R. Seifert

                          ARTICLE VII - DURATION

     7.1  The duration of the Corporation is perpetual.

                     ARTICLE VIII - PURPOSE AND POWERS

     8.1  The Corporation is formed for the following purposes:

          (a) To conduct business as a thrift holding company and to provide financial services through subsidiary corporations;

          (b) To own, hold, rent, lease, operate, manage, hypothecate, sell and convey such real and personal property as may be useful and desirable in the operation of the Corporation's business; and

          (c) To possess and enjoy all rights, powers and privileges as are granted to corporations under the Missouri General and Business Corporation Law.

                        ARTICLE IX - INDEMNIFICATION

     9.1 The Corporation shall and does hereby indemnify any person who is or was a Director or executive officer of the Corporation or any subsidiary against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and reasonably incurred by such person in connection with any threatened, pending or completed civil, criminal, administrative or investigative action, suit, proceeding or claim (including any action by or in the right of the Corporation or a subsidiary) by reason of the fact that such person is or was serving in such capacity; provided, however, that no such person shall be entitled to any indemnification pursuant to this Article IX on account of (i) conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest or to have constituted willful misconduct, or (ii) an accounting for profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time, or pursuant to a successor statute or regulation.

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     9.2  The Corporation may, to the extent that the Board of Directors deems appropriate and as set forth in a Bylaw or authorizing resolution, indemnify any person who is or was a non-executive officer, or employee or agent of the Corporation or any subsidiary or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan) against any and all expenses (including attorneys' fees), judgements, fines and amounts paid in settlement and reasonably incurred by such person in connection with any threatened, pending or completed civil, criminal, administrative or investigative action, suit, proceeding or claim (including an action by or in the right of the Corporation or a subsidiary) by reason of the fact that such person is or was serving in such capacity; provided, however, that no such person shall be entitled to any indemnification pursuant to this Section 9.2 on account of (i) conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest or to have constituted willful misconduct, or (ii) an accounting for profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time, or pursuant to a successor statute or regulation.

     9.3 The Corporation may, to the extent that the Board of Directors deems appropriate, make advances of expenses, including attorneys' fees, incurred prior to the final disposition of a civil, criminal, administrative or investigative action, suit, proceeding or claim (including an action by or in the right of the Corporation or a subsidiary) to any person to whom indemnification is or may be available under this Article IX; provided, however, that prior to making any advances, the Corporation shall receive a written undertaking by or on behalf of such person to repay such amounts advanced in the event that it shall be ultimately determined that such person is not entitled to such indemnification.

     9.4 The indemnification and other rights provided by this Article IX shall not be deemed exclusive of any other rights to which a person to whom indemnification is or otherwise may be available (under these Articles of Incorporation or the Bylaws or any agreement or vote of shareholders or disinterested Directors or otherwise), may be entitled. The Corporation is authorized to purchase and maintain insurance on behalf of the Corporation or any person to whom indemnification is or may be available against any liability asserted against such person in, or arising out of, such person's status as Director, officer, employee or agent of the Corporation, any of its subsidiaries or another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan) which such person is serving at the request of the Corporation.

     9.5 Each person to whom indemnification is granted under this Article IX is entitled to rely upon the indemnification and other rights granted hereby as a contract with the Corporation and such person and such person's heirs, executors, administrators and estate shall be entitled to enforce against the Corporation all indemnification and other rights granted to such person by Sections 9.1 and 9.3 and this Article IX. The indemnification and other rights granted by Sections 9.1 and 9.3 and this Section 9.5 shall survive amendment, modification or repeal of this Article IX, and no such amendment, modification or repeal shall act to reduce, terminate or otherwise adversely affect the rights to indemnification granted hereby, with respect to any expenses, judgments, fines and amounts paid in settlement incurred by a person to whom indemnification is granted under this Article IX with respect to an action, suit, proceeding or claim that arises out of acts or omissions of such person that occurred prior to the effective date of such amendment, modification or repeal.

     Any indemnification granted by the Board of Directors pursuant this
Article IX shall inure to the person to whom the indemnification is granted and such person's heirs, executors, administrators and estate; provided, however, that such indemnification may be changed, modified or repealed, at any time or from time to time, at the discretion of the Board of Directors, and the survival of such indemnification shall be in accordance with terms determined by the Board of Directors.

     9.6 For the purposes of this Article IX, "subsidiary" shall mean any corporation, partnership, joint venture, trust or other enterprise of which a majority of the voting power, equity or ownership interest is directly or indirectly owned by the Corporation.

                                       B-6
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                 ARTICLE X - CERTAIN BUSINESS COMBINATIONS

     10.1 (a) In addition to any affirmative vote required by law, any other provision of these Articles of Incorporation or by any resolution or resolutions of the Board of Directors providing for the issue of any class or series of Preferred Stock (a "Preferred Stock Designation"), and except as otherwise expressly provided in Section 10.2 of this Article X:

               (i) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Shareholder (as hereinafter defined) or (b) any other corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Shareholder; or

               (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder of 25% or more of the assets of the Corporation or any Subsidiary; or

               (iii) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Shareholder or any Affiliate of any Interested Shareholder in exchange for any assets, cash, securities or other property (or a combination thereof) which equals or exceeds 25% of the Fair Market Value (as hereinafter defined) of the Common Stock of the Holding Company; or

               (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Interested Shareholder; or

               (v) any reclassification of securities (including any reverse stock split) or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries, or any other transaction (whether or not with or into or otherwise involving any Interested Shareholder), which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity securities of the Corporation of any Subsidiary which is Beneficially Owned (as hereinafter defined) by any Interested Shareholder or any Affiliate of any Interested Shareholder;

shall require the affirmative vote of (x) the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class, and (y) the holders of at least a majority of the voting power of all of the then-outstanding shares of the Voting Stock not Beneficially Owned by such Interested Shareholder, or any of its Affiliates or Associates (as hereinafter defined), voting together as a single class. Such affirmative vote shall be required notwithstanding any provision of law or of any agreement with any national securities exchange or otherwise which might otherwise permit a lesser vote or no vote.

          (b) The term "Business Combination" as used in this Article X shall mean any transaction which is referred to in any one or more of subparagraphs
(i) through (v) of paragraph (a) of this Section 10.1.

     10.2 The provisions of Section 10.1 of this Article X shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by laws, any other provision of these Articles of Incorporation and any Preferred Stock Designation, if a majority of the Whole Board (as defined below) shall by resolution have approved a memorandum of understanding with the Interested Shareholder with respect to, and on substantially the same terms as, such Business Combination prior to the first time such Interested Shareholder or any Affiliate or Associate of such Interested Shareholder became an Interested Shareholder.

     10.3 For the purposes of this Article X:

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          (a)  A "person" means any individual, limited partnership, general partnership, corporation or other firm or entity.

          (b) "Interested Shareholder" means any person (other than the Corporation or any Subsidiary) who or which:

               (i) is the Beneficial Owner, directly or indirectly, of 10% or more of the voting power (with respect to voting generally in the election of directors) of the outstanding Voting Stock; or

               (ii) is an Affiliate or an Associate of the Corporation and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of 5% or more of the voting power (with respect to voting generally in the election of directors) of the then-outstanding Voting Stock; or

               (iii) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question Beneficially Owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

          (c) A person shall be a "Beneficial Owner" of, and shall "Beneficially Own," any Voting Stock:

               (i) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of the Securities Exchange Act of 1934, as in effect on the date of filing these Articles of Incorporation; or

               (ii) which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding (but neither such person nor any such Affiliate or Associate shall be deemed to be the Beneficial Owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular meeting of shareholders, pursuant to a public solicitation of proxies for such meeting, if such person, Affiliate or Associate is not otherwise deemed the Beneficial Owner of such shares); or

               (iii) which are beneficially owned, directly or indirectly, within the meaning of the Securities Exchange Act of 1934, as in effect on the date of filing these Articles of Incorporation, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (other than solely by reason of a revocable proxy as described in subparagraph
(ii) of this paragraph (c)) or disposing of any shares of Voting Stock;

provided, however, that in the case of any employee stock ownership or similar plan of the Corporation or of any Subsidiary in which the beneficiaries thereof possess the right to vote any shares of Voting Stock held by such plan, no such plan nor any trustee with respect thereto (nor any Affiliate of such trustee), solely by reason of such capacity of such trustee, shall be deemed, for any purposes hereof, to Beneficially Own any shares of Voting Stock held under any such plan; and provided, however, that in case of any individual retirement account or similar plan for which any Subsidiary serves as trustee or custodian and for which the beneficiary thereof possesses the right to vote any shares of Voting Stock held by such account or plan, no such account or plan nor any trustee or custodian with respect thereto (nor any Affiliate of such trustee or custodian) solely by reason of such capacity as trustee or custodian, shall be deemed, for any purposes hereof, to Beneficially Own any shares of Voting Stock held under any such plan or account.

          (d) For the purposes of determining whether a person is an Interested Shareholder pursuant to paragraph (b) of this Section 10.3, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed to be Beneficially Owned by such person through application of paragraph (c) of this Section 10.3 but shall not

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include any other unissued shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          (e) "Affiliate" or "Associate" shall have the respective meaning ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date of filing these Articles of Incorporation.

          (f) "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Shareholder set forth in paragraph (b) of this Section 10.3, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

          (g) "Whole Board" means the total number of directors which the Corporation would have if there were no vacancies on the Board of Directors;

          (h) The "Fair Market Value" of any assets, securities or other property shall mean the fair market value thereof, as determined by a majority of the Whole Board in good faith after reasonable inquiry.

     10.4 A majority of the Whole Board shall have the power and duty to determine in good faith, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this
Article X, including, without limitation, (i) whether a person is an Interested Shareholder, (ii) the number of shares of Voting Stock Beneficially Owned by any person, and (iii) whether a person is an Affiliate or Associate of another.

     10.5 A majority of the Whole Board shall have the right to demand that any person who is reasonably believed to be an Interested Shareholder (or to hold or record shares of Voting Stock Beneficially Owned by any Interested Shareholder) supply the Corporation with complete information as to (a) the record owner(s) of all shares Beneficially Owned by such person who is reasonably believed to be an Interested Shareholder (or to hold of record any such Shares), (b) the number of, and class or series of, shares Beneficially Owned by such person who is reasonably believed to be an Interested Shareholder (or to hold of record any such Shares) and held or record by each such record owner and the number(s) of the stock certificate(s) evidencing such shares, and (c) any other factual matter relating to the applicability or effect of this Article X, as may be reasonably requested of such person, and such person shall furnish such information within ten (10) days after receipt of such demand.

     10.6 Nothing contained in this Article X shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

     10.7 Notwithstanding any other provisions of these Articles of Incorporation or any provision of law which might otherwise provide for lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, these Articles of Incorporation or any Preferred Stock Designation, the affirmative vote of
(a) the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, and (b) the holders of at least a majority of the voting power of all of the then-outstanding shares of the Voting Stock not Beneficially Owned by any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder, voting together as single class, shall be required to alter, amend or repeal this Article X.

      ARTICLE XI - AMENDMENT OF ARTICLES OF INCORPORATION AND BYLAWS

     11.1 Except as otherwise specifically set forth in these Articles of Incorporation, the Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and amendments to the Articles of Incorporation shall be made in the manner prescribed by the Missouri General and Business Corporation Law.

     11.2 The power to make, alter, amend, or repeal the Bylaws of the Corporation shall be vested exclusively in the Board of Directors, unless otherwise provided in such Bylaws.

             ARTICLE XII - FURTHER POWERS OF BOARD OF DIRECTORS

     12.1 The Board of Directors shall have and exercise such further powers as are provided to it under present or future laws of the State of Missouri.

                                    *   *   *

     IN WITNESS WHEREOF, these Articles of Incorporation have been signed this 14th day of September 1998.


                                   /s/Donald R. Crandell
                                   ---------------------------------
                                   Donald R. Crandell, Incorporator


STATE OF MISSOURI   )
                    )  ss
COUNTY OF BUTLER    )


     I, Lorna J. Brannum, a notary public, do hereby certify that on the 14th day of September 1998, Donald R. Crandell, personally appeared before me, who being by me first duly sworn, declared that he is the person who signed the foregoing document as incorporator, that he is a natural person of the age of eighteen years or more, and that the statements therein contained are true.


                                   /s/Lorna J. Brannum
                                   ---------------------------------
                                   Notary Public

(NOTARIAL SEAL)

My commission expires May 27, 2001

[X] PLEASE MARK VOTES           REVOCABLE PROXY
    AS IN THIS EXAMPLE    SOUTHERN MISSOURI BANCORP, INC.


ANNUAL MEETING OF STOCKHOLDERS
       OCTOBER 19, 1998
                                                                         For
                                                                  With   All
                                                             For  hold  Except

  The undersigned hereby appoints         1. The election    [ ]   [ ]   [ ]
James W. Tatum, Samuel H. Smith and          as directors
L. Douglas Bagby as the official proxy       of all nominees
committee of the Board of Directors,         listed (except
with full power of substitution, as          as marked to
attorneys and proxies for the under-         the contrary
signed, to vote all shares of common         below):
stock of Southern Missouri Bancorp,
Inc. which the undersigned is entitled
to vote at the Annual Meeting of Stock-       Leonard W. Ehlers and Thadis R.
holders, to be held at the Greater            Seifert
Poplar Bluff Area Chamber of Commerce
Building, 1111 West Pine, Poplar Bluff,      INSTRUCTION: To withhold author-
Missouri, on Monday, October 19, 1998,       ity to vote for any individual
at 9:00 a.m., Central Time, and at any       nominee, mark 'For All Except'
and all adjournments thereof, as             and write that nominee's name in
follows:                                     the space provided below.

                                             ---------------------------------
                                                                          Ab-
                                                             For Against stain

                                          2. The approval of [ ]   [ ]    [ ]
                                             a proposed
                                             change to the
                                             Corporation's
                                             state of in-
                                             corporation from
                                             Delaware to
                                             Missouri through
                                             a merger of the
                                             Corporation with
                                             a newly formed,
                                             wholly owned
                                             Missouri
                                             subsidiary.

                                                                          Ab-
                                                             For Against stain

                                          3. The approval of [ ]   [ ]    [ ]
                                             an amendment to
                                             the Corporation's
                                             corporate charter
                                             to increase the
                                             number of author-
                                             ized shares of
                                             common stock.

                                          4. Such other mat-
                                             ters that may
                                             properly come
                                             before the Meet-
                                             ing or any ad-
                                             journments thereof.

                                      THIS PROXY WILL BE VOTED AS
                                      DIRECTED, BUT IF NO INSTRUCTIONS
                                      ARE SPECIFIED, THIS PROXY WILL
                                      BE VOTED FOR THE PROPOSAL STATED.
                                      IF ANY OTHER BUSINESS IS PRE-
                                      SENTED AT SUCH MEETING, THIS
                                      PROXY WILL BE VOTED BY THOSE
                                      NAMED IN THIS PROXY IN THEIR
                                      BEST JUDGMENT.  AT THE PRESENT
                                      TIME, THE BOARD OF DIRECTORS
                                      KNOWS OF NO OTHER BUSINESS TO
Please be sure to                     BE PRESENTED AT THE MEETING.
sign and date this   --------------
Proxy in the box     Date            THIS PROXY IS SOLICITED BY THE
provided.                            BOARD OF DIRECTORS
-----------------------------------


-----------------------------------
Stockholder      Co-holder (if any)
 sign here           sign above

------------------------------------------------------------------------------
Detach above card, sign, date and mail in postage paid envelope provided.
                    SOUTHERN MISSOURI BANCORP, INC.

  Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

  The above signed acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a proxy statement dated September 22, 1998 and the 1998 Annual Report to Stockholders.

  Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


                         PLEASE ACT PROMPTLY
                SIGN, DATE & MAIL THIS PROXY CARD TODAY